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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement No. 33-54657 on Form S-3 of our reports dated February 18, 1994 appearing on pages 38 and 51 in Coca-Cola Bottling Co. Consolidated's Annual Report on Form 10-K for the year ended January 2, 1994. We also consent to the references to us under the heading "Experts" in such Prospectus.
PRICE WATERHOUSE LLP
Charlotte, North Carolina
October 12, 1994